                              CONSULTING AGREEMENT

         THIS CONSULTING AGREEMENT, dated as of July 1, 2003 (the "Agreement"), by and between SkyWay Communications Holding Corp., a Florida Corporation (the
"Company"), with offices located at 6021-142nd Avenue North, Clearwater, FL, and
Michael D. Farkas, an individual residing in the State of Florida (the
"Consultant"), with offices located at 1680 Michigan Avenue, Suite 1000, Miami
Florida 33139 (individually, a "Party", collectively, the "Parties").

                                    RECITALS

         WHEREAS, the Company has requested of Consultant and the Consultant has agreed to provide  certain  strategic,  financial and other general corporate consulting services to the Company.

         WHEREAS, in connection with and in consideration for such services, the
Company has agreed to compensate Consultant with warrants to purchase common stock of the Company in lieu of cash payment.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Parties agree as follows:

                  1.       Services. Consultant agrees to familiarize itself to
the extent it deems appropriate and feasible with the business, operations, properties, financial condition and prospects of the Company and to perform and provide, as the Company reasonably and specifically requests, certain strategic, financial, and other general corporate consulting services to the Company
("Services"), including but not limited to: (i) identifying prospective strategic partners and strategic alliances (except reverse mergers designed to take a private company public); (ii) planning, strategizing and negotiating with potential strategic business partners; (iii) assisting with business development; (iv) reporting as to developments concerning the industry which may be relevant or of interest or concern to the Company or the Company's business;
(v) developing strategic planning issues; (vi) providing management consulting services including: analyzing historical operational performance, reviewing operational performance of the Company, making recommendations to enhance the operational efficiency of the Company; and (vii) consulting on alternatives to enhance the growth of the Company. NONE OF THE SERVICES PROVIDED BY CONSULTANT
HEREIN SHALL INVOLVE THE RAISING OF DEBT OR EQUITY CAPITAL, AND NOTHING IN THIS
AGREEMENT SHALL BE CONSTRUED AS TO OBLIGATE OR REQUIRE THE CONSULTANT TO RAISE
DEBT OR EQUITY CAPITAL.

                  2.       Compensation. (i) In consideration of the Services to
be provided by the Consultant, and in lieu of a cash payment, the Company agrees to issue to Consultant (x) 1,250,000 shares of common stock of the Company, and
(y) warrants (the "Warrants") to purchase 2,000,000 shares of the Company's common stock with an exercise price of $.15 per share; Warrants to purchase
1,000,000 shares of the Company's common stock with an exercise price of $.30 per share; Warrants to purchase 1,000,000 shares of the Company's common stock with an exercise price of $.55 per share; Warrants to purchase 1,000,000 shares of the Company's common stock with an exercise price of $1.00 per share; and
Warrants to purchase 1,000,000 shares of the Company's common stock with an exercise price of $1.10 per share. The Warrants shall be exercisable for a period of five years from the date and shall be set forth in one or more agreements (the "Warrant Agreements") in form and substance reasonably satisfactory to Consultant and the Company. The Warrant Agreements shall contain customary terms, including without limitation, provisions for change of control and weighted-average price based anti-dilution.

                           (ii)     The Company hereby agrees to register the
Shares, the Warrants, and the Shares underlying the Warrants by filing a Form
S-8 Registration Statement covering the Shares within five (5) business days of the date of this Agreement. Consultant shall take any action reasonably requested by the Company in connection with registration or qualification of the
Warrants and Shares under federal or state securities laws

                           (iii)    In addition to the foregoing, the Company
shall reimburse the Consultant for such business expenses which the Consultant incurs solely in connection with the performance of the Services hereunder. The
Consultant shall obtain the prior written approval of the Company before incurring any expenses for which the Consultant will seek reimbursement from the
Company. The Consultant must submit receipts for all expenses and otherwise comply with all of the Company's general policies for expense reimbursement in order to receive payment therefor. The Company shall reimburse the Consultant for expenses within fifteen (15) days following submission of all required documentation.

                           (iv)     It is expressly understood and agreed that
in connection with the Services to be performed by the Consultant, the
Consultant shall be solely responsible for any and all taxes arising from the consulting fees paid to the Consultant hereinafter.

                3.         Term.    Consultant's engagement shall be for a
period of Six (6) months ("Term"). Thereafter, the agreement may be terminated by either the Company or Consultant at any time, with or without cause, upon written notice to that effect to the other party.

                4.         Information. The Company shall furnish Consultant
such information as Consultant reasonably requests in connection with the performance of its services hereunder (all such information so furnished is referred to herein as the "Information"). The Company understands and agrees that Consultant, in performing its services hereunder, will use and rely upon the Information as well as publicly available information regarding the Company and any potential partners and that Consultant shall not assume responsibility for independent verification of any information, whether publicly available or otherwise furnished to it, concerning the Company or any potential partner, including, without limitation, any financial information, forecasts or projections, considered by Consultant in connection with the rendering of its services. Accordingly, Consultant shall be entitled to assume and rely upon the accuracy and completeness of all such information and is not required to conduct a physical inspection of any of the properties or assets, or to prepare or obtain any independent evaluation or appraisal of any of the assets or liabilities, of the Company or any potential partner. With respect to any financial forecasts and projections made available to Consultant by the Company or any potential partners and used by Consultant in its analysis, Consultant shall be entitled to assume that such forecasts and projections have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company or any potential partner, as the case may be, as to the matters covered thereby.

                5.         Timely Appraisals. The Company hereby agrees to use
its commercially reasonable efforts to keep Consultant up to date and apprised of all business, market and legal developments related to the Company and its operations and management. Accordingly:

                           (i)      the Company shall provide Consultant with
copies of all amendments, revisions and changes to its business and marketing plans, bylaws, articles of incorporation, private placement memoranda, key contracts, employment and consulting agreements and other operational agreements;

                           (ii)     the Company shall promptly notify Consultant
of all new contracts agreements, joint ventures or filings with any state, federal or local administrative agency, including without limitation the SEC,
NASD or any state agency, and shall provide all related documents, including copies of the exact documents filed, to Consultant, including without limitation, all annual reports, quarterly reports and notices of change of events, and registration statements filed with the SEC and any state agency, directly to Consultant;

                           (iii)    the Company shall also provide directly to
Consultant current financial statements, including balance sheets, income statements, cash flows and all other documents provided or generated by the
Company in the normal course of its business and requested by Consultant from time to time; and

                           (iv)     Consultant shall keep all documents and
information supplied to it hereunder confidential.

                6.         Representations and Warranties. The Consultant hereby
represents and warrants to the Company that:

                           (i)      he has full legal capacity to enter into
this Agreement and to provide the Services hereunder without violation or conflict with any other agreement or instrument to which the Consultant is a party or may be bound;

                           (ii)     in the course of performing the Services
hereunder, the Consultant will not infringe the patent, trademark or copyright
(collectively, "Intellectual Property") of any third party;

                           (iii)    the execution, delivery and performance of
this Agreement does not and will not conflict with, violate or breach its constituent documents or any agreement (including, without limitation, any other distribution agreement), decree, order or judgment or any law or regulation to which it is a party or subject or by which it or any of its properties or assets is bound.

                7.         Relationship of the Parties. The Consultant shall be
an independent contractor and the Consultant shall not be considered in any manner an employee of the Company and the relationship of the Company and the
Consultant shall not in any manner create an employer-employee relationship between the parties.

                8.         Reliance on Others. The Company confirms that it will
rely on its own counsel, accountants and other similar expert advisors for legal, accounting, tax and other similar advice.

                9.         No Rights in Shareholders, etc. The Company
recognizes that Consultant has been engaged only by the Company, and that the
Company's engagement of Consultant is not deemed to be on behalf of and is not intended to confer rights upon any shareholder, partner or other owner of the
Company or any other person not a party hereto as against Consultant or any of its affiliates or any of their respective directors, officers, agents, employees or representatives. Unless otherwise expressly agreed, no one other than the
Company is authorized to rely upon the Company's engagement of Consultant or any statements, advice, opinions or conduct by Consultant. Without limiting the foregoing, any opinions or advice rendered to the Company's Board of Directors or management in the course of the Company's engagement of Consultant are for the purpose of assisting the Board or management, as the case may be, in evaluating the Transaction and do not constitute a recommendation to any shareholder of the Company concerning action that such shareholder might or should take in connection with the Transaction. Consultant's role herein is that of an independent contractor; nothing herein is intended to create or shall be construed as creating a fiduciary relationship between the Company and
Consultant.

               10.         No Waiver. The failure of any of the parties hereto
to enforce any provision hereof on any occasion shall not be deemed to be a waiver of any preceding or succeeding breach of such provision or of any other provision.

               11.         Entire Agreement. This Agreement constitutes the
entire Agreement and understanding of the parties hereto.

               12.         Amendments. No amendment, modification or waiver of
any provision herein shall be effective unless in writing, executed by each of the parties hereto.

               13.         Governing Law; Jurisdiction. This Agreement shall be
construed, interpreted and enforced in accordance with and shall be governed by the laws of the State of New York applicable to agreements made and to be performed entirely therein. In the event that either Party hereto shall take legal action to enforce any of the provisions of this Agreement, the Parties agree that the exclusive jurisdiction for such legal action shall be the state courts of New York or the federal courts residing in the State of New York.

               14.         Binding Effect. This Agreement shall bind and inure
to the benefit of the Parties, their successors and assigns.

               15.         Notices. Any notice under the provisions of this
Agreement shall be deemed given when received and shall be given by hand, reputable overnight courier service or by registered or certified mail, return receipt requested, directed to the addresses set forth above, unless notice of a new address has been sent pursuant to the terms of this section.

               16.         Unenforceability;Severability. If any provision of
this Agreement is found to be void or unenforceable by a court of competent jurisdiction, the remaining provisions of this Agreement shall, nevertheless, be binding upon the Parties with the same force and effect as though the unenforceable part had been severed and deleted.

               17.         Counterparts. This Agreement may be executed in one
or more counterparts, all of which shall be deemed to be duplicate originals.

         IN WITNESS WHEREOF, the Parties hereto have executed this instrument the date first above written.

                                            SKYWAY COMMUNICATIONS HOLDING CORP.

                                            By: /s/ James Kent
                                            Name:   James Kent
                                            Title:  Chief Executive Officer

                                            CONSULTANT

                                            By: /s/ Michael D. Farkas
                                                    Michael D. Farkas

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE
SOLD, OFFERED FOR SALE OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN
ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR
AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS
IS AVAILABLE WITH RESPECT THERETO.

                               WARRANT TO PURCHASE
                            SHARES OF COMMON STOCK OF
                       SKYWAY COMMUNICATIONS HOLDING CORP.

                                                        Issue Date: July 1, 2003

Warrant No. CW-__                               2,000,000 Shares of Common Stock

1.       Issuance.  This Warrant is issued to Michael D. Farkas (the "Holder"), by SKYWAY COMMUNICATIONS HOLDING CORP., a Florida corporation (hereinafter with its successors called the "Company") pursuant to the Subscription Agreement of even date herewith (the "Purchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the
Purchase Agreement.

2.       Purchase Price; Number of Shares. This Warrant certifies that, for value received, the Holder of this Warrant is entitled upon surrender of this
Warrant with the subscription form annexed hereto as Appendix 1 duly executed, at the principal office of the Company, to purchase from the Company 2,000,000 fully paid and nonassessable shares of Common Stock of the Company (the "Common
Stock") at a price per share (the "Purchase Price") of $0.15, subject to adjustment pursuant to Sections 7 and 8 below.

3.       Payment of Purchase Price. The Purchase Price may be paid (i) in cash or by certified check or wire transfer, (ii) by the cancellation, surrender or forgiveness by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or
(iii) by any combination of the foregoing.

4.       Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Purchase Price.

5.       Exercise.

(a)      Expiration Date.  Subject to Section 5 (b) below, Holder's rights under this Warrant expire at 5:00 p.m. Eastern Time on the second anniversary of the date of this Warrant (the "Expiration Date") and shall be void thereafter. At the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Subject to Section 5(b) below, the
Company may not call or redeem all or any portion of this Warrant without the prior written consent of the Holder.

(b)      Company's Call Option. Notwithstanding anything herein to the contrary, in the event the last sale price for the Company's Common Stock is in excess of
175% of the Exercise Price for a period of ten (10) consecutive trading days, and this Warrant and the Common Stock underlying this Warrant have been registered, the Company may, in its sole discretion, elect to change the
Expiration Date to 5:00 P.M., Eastern Time on the date fourteen (14) days after written notice thereof is given to the Holder at the address last shown on the records of the Company for the Holder or given by the Holder to the Company for the purpose of notice.

(c)      Delivery. To effect conversions hereunder, the Holder shall not be required to physically surrender this Warrant unless the aggregate shares represented by this Warrant are being exercised. Upon delivery of the Form of
Election to Purchase to the Company (with the attached Shares Exercise Log) at its address for notice set forth herein and upon payment of the Purchase Price multiplied by the number of shares of Common Stock that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three business days after the date of exercise) issue and deliver to the Holder, a certificate for the shares of Common Stock issuable upon such exercise, which, unless otherwise required by the Purchase Agreement, shall be free of restrictive legends. The Company shall, upon request of the Holder and subsequent to the date on which a registration statement covering the resale of the shares of Common Stock has been declared effective by the Securities and
Exchange Commission, deliver shares of Common Stock electronically through the
Depository Trust Corporation or another established clearing corporation performing similar functions, if available, provided, that, the Company may, but will not be required to change its transfer agent if its current transfer agent cannot deliver such shares electronically through the Depository Trust
Corporation.

(d)      Failure to Deliver. If by the third business day after a exercise of the warrant, the Company fails to deliver the required number of shares of
Common Stock in the manner required pursuant to Section 5(c), and if after such third business day and prior to the receipt of such shares, the Holder purchases
(in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the shares of Common Stock issuable upon exercise of the Warrant ("Warrant Share") which the Holder anticipated receiving upon such exercise (a "Buy In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price
(including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of
Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the closing bid price of the Common
Stock at the time of the obligation giving rise to such purchase obligation and
(2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy In.

(e)      Remedies. The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of
Warrant Shares. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof. 6. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock of the Company, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. If at any time between the date hereof and the
Expiration Date, the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company further covenants that such shares as may be issued pursuant to such exercise will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof. 7. Stock Splits and Dividends. If after the date hereof the Company shall subdivide the Common Stock, by stock split or otherwise, or combine the Common Stock, or issue additional shares of Common
Stock in payment of a stock dividend on the Common Stock, the number of shares of Common Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination. 8.
Mergers and Reclassifications. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such
Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the
Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of
Common Stock which might have been purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this Section 8, the term "Reorganization" shall include without limitation any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in
Section 7 hereof), or any consolidation of the Company with, or merger of the
Company into, another corporation or other business organization (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company. 9. No Voting or Dividend
Rights. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company prior to the exercise of the Holder's rights to purchase shares of Common Stock as provided for herein. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. 10. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Holder. 11. Notices, Etc. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) upon receipt if personally delivered, (ii) three (3) days after being mailed by registered or certified mail, postage prepaid, or
(iii) one day after being sent by recognized overnight courier or by facsimile, if to Holder, at 1680 Michigan Avenue, Suite 1000, Miami Florida, or at such other address or number as Holder shall have furnished to Company in writing, or if to Company, at 6021-142nd Avenue North, Clearwater, FL 33760 or at such other address or number as Company shall have furnished to Holder in writing. 12.
Descriptive Headings and Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the conflicts of law provisions of the State of Florida. 13. Successors and Assigns.
Holder may not sell, transfer or otherwise dispose of the Securities except in accordance with the restrictions set out in the Purchase Agreement. The rights and obligations of Company and Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Dated July 1, 2003                  SKYWAY COMMUNICATIONS HOLDING CORP.

                                    Name:
                                    Title:

                          FORM OF ELECTION TO PURCHASE

                                                        Date: _____________
SKYWAY COMMUNICATIONS HOLDING CORP.
6021-142nd Avenue North
Clearwater, FL 33760

Ladies and Gentlemen:

The undersigned hereby elects:

         ____ to exercise the warrant issued to it by SKYWAY COMMUNICATIONS
         HOLDING CORP. (the "Company") and dated June 27, 2003 (the "Warrant")
         and to purchase ____________ shares of the Common Stock of the Company
         (the "Shares") purchasable thereunder at a purchase price of
         _______________ ($____) per Share (the "Purchase Price") pursuant to the terms of the Warrant and the undersigned delivers the Purchase
         Price herewith in full in cash or by certified check or wire transfer or as otherwise permitted pursuant to Section 3 of the Warrant.

         The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

                                                            Very truly yours,

                                                           _____________________

                                  Exercise Log

_______________________ _______________________   _______________________   _______________________

          Date          Number of Warrant Shares  Number of Warrant Shares   Number of Warrant Shares
                        Available to be Exercised         Exercised         Remaining to be Exercised
_______________________ _______________________   _______________________   _______________________

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE
SOLD, OFFERED FOR SALE OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN
ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR
AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS
IS AVAILABLE WITH RESPECT THERETO.

                               WARRANT TO PURCHASE
                            SHARES OF COMMON STOCK OF
                       SKYWAY COMMUNICATIONS HOLDING CORP.

                                                        Issue Date: July 1, 2003

Warrant No. CW-__                               1,000,000 Shares of Common Stock

1.       Issuance.  This Warrant is issued to Michael D. Farkas (the "Holder"), by SKYWAY COMMUNICATIONS HOLDING CORP., a Florida corporation (hereinafter with its successors called the "Company") pursuant to the Subscription Agreement of even date herewith (the "Purchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the
Purchase Agreement.

2.       Purchase Price; Number of Shares. This Warrant certifies that, for value received, the Holder of this Warrant is entitled upon surrender of this
Warrant with the subscription form annexed hereto as Appendix 1 duly executed, at the principal office of the Company, to purchase from the Company 1,000,000 fully paid and nonassessable shares of Common Stock of the Company (the "Common
Stock") at a price per share (the "Purchase Price") of $0.55, subject to adjustment pursuant to Sections 7 and 8 below.

3.       Payment of Purchase Price. The Purchase Price may be paid (i) in cash or by certified check or wire transfer, (ii) by the cancellation, surrender or forgiveness by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or
(iii) by any combination of the foregoing.

4.       Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Purchase Price.

5.       Exercise.

(a)      Expiration Date. Subject to Section 5 (b) below, Holder's rights under this Warrant expire at 5:00 p.m. Eastern Time on the second anniversary of the date of this Warrant (the "Expiration Date") and shall be void thereafter. At the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Subject to Section 5(b) below, the
Company may not call or redeem all or any portion of this Warrant without the prior written consent of the Holder.

(b)      Company's Call Option. Notwithstanding anything herein to the contrary, in the event the last sale price for the Company's Common Stock is in excess of
175% of the Exercise Price for a period of ten (10) consecutive trading days, and this Warrant and the Common Stock underlying this Warrant have been registered, the Company may, in its sole discretion, elect to change the
Expiration Date to 5:00 P.M., Eastern Time on the date fourteen (14) days after written notice thereof is given to the Holder at the address last shown on the records of the Company for the Holder or given by the Holder to the Company for the purpose of notice.

(c)      Delivery. To effect conversions hereunder, the Holder shall not be required to physically surrender this Warrant unless the aggregate shares represented by this Warrant are being exercised. Upon delivery of the Form of
Election to Purchase to the Company (with the attached Shares Exercise Log) at its address for notice set forth herein and upon payment of the Purchase Price multiplied by the number of shares of Common Stock that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three business days after the date of exercise) issue and deliver to the Holder, a certificate for the shares of Common Stock issuable upon such exercise, which, unless otherwise required by the Purchase Agreement, shall be free of restrictive legends. The Company shall, upon request of the Holder and subsequent to the date on which a registration statement covering the resale of the shares of Common Stock has been declared effective by the Securities and
Exchange Commission, deliver shares of Common Stock electronically through the
Depository Trust Corporation or another established clearing corporation performing similar functions, if available, provided, that, the Company may, but will not be required to change its transfer agent if its current transfer agent cannot deliver such shares electronically through the Depository Trust
Corporation.

(d)      Failure to Deliver. If by the third business day after a exercise of the warrant, the Company fails to deliver the required number of shares of
Common Stock in the manner required pursuant to Section 5(c), and if after such third business day and prior to the receipt of such shares, the Holder purchases
(in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the shares of Common Stock issuable upon exercise of the Warrant ("Warrant Share") which the Holder anticipated receiving upon such exercise (a "Buy In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price
(including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of
Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the closing bid price of the Common
Stock at the time of the obligation giving rise to such purchase obligation and
(2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy In.

(e)      Remedies. The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of
Warrant Shares. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

6.       Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock of the Company, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. If at any time between the date hereof and the
Expiration Date, the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company further covenants that such shares as may be issued pursuant to such exercise will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

7.       Stock Splits and Dividends. If after the date hereof the Company shall subdivide the Common Stock, by stock split or otherwise, or combine the Common
Stock, or issue additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares of Common Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

8.       Mergers and Reclassifications. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this Section 8, the term "Reorganization" shall include without limitation any reclassification, capital reorganization or change of the Common
Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 7 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization
(other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Common
Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company.

9.       No Voting or Dividend Rights. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company prior to the exercise of the Holder's rights to purchase shares of Common Stock as provided for herein. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

10.      Amendment. The terms of this Warrant may be amended, modified or waived only with the written  consent of the Holder.

11.      Notices, Etc. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) upon receipt if personally delivered, (ii) three (3) days after being mailed by registered or certified mail, postage prepaid, or (iii) one day after being sent by recognized overnight courier or by facsimile, if to Holder, at
1680 Michigan Avenue, Suite 1000, Miami Florida, or at such other address or number as Holder shall have furnished to Company in writing, or if to Company, at 6021-142nd Avenue North, Clearwater, FL 33760 or at such other address or number as Company shall have furnished to Holder in writing.

12.      Descriptive Headings and Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the conflicts of law provisions of the State of Florida.

13.      Successors and Assigns. Holder may not sell, transfer or otherwise dispose of the Securities except in accordance with the restrictions set out in the Purchase Agreement. The rights and obligations of Company and Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Dated July 1, 2003                     SKYWAY COMMUNICATIONS HOLDING CORP.

                                       Name:
                                       Title:

                          FORM OF ELECTION TO PURCHASE

                                                            Date: _____________
SKYWAY COMMUNICATIONS HOLDING CORP.
6021-142nd Avenue North
Clearwater, FL 33760

Ladies and Gentlemen:

The undersigned hereby elects:

         ____ to exercise the warrant issued to it by SKYWAY COMMUNICATIONS
         HOLDING CORP. (the "Company") and dated June 27, 2003 (the "Warrant")
         and to purchase ____________ shares of the Common Stock of the Company
         (the "Shares") purchasable thereunder at a purchase price of
         _______________ ($____) per Share (the "Purchase Price") pursuant to the terms of the Warrant and the undersigned delivers the Purchase
         Price herewith in full in cash or by certified check or wire transfer or as otherwise permitted pursuant to Section 3 of the Warrant.

         The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise  indicated below:

                                                       Very truly yours,

                                                       _________________________

                                  Exercise Log

_______________________ _______________________   _______________________   _______________________

         Date          Number of Warrant Shares   Number of Warrant Shares  Number of Warrant Shares
                       Available to be Exercised        Exercised          Remaining to be Exercised
_______________________ _______________________   _______________________   _______________________

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE
SOLD, OFFERED FOR SALE OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN
ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR
AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS
IS AVAILABLE WITH RESPECT THERETO.

                               WARRANT TO PURCHASE
                            SHARES OF COMMON STOCK OF
                       SKYWAY COMMUNICATIONS HOLDING CORP.

                                                        Issue Date: July 1, 2003

Warrant No. CW-__                               1,000,000 Shares of Common Stock

1.       Issuance. This Warrant is issued to Michael D. Farkas (the "Holder"), by SKYWAY COMMUNICATIONS HOLDING CORP., a Florida corporation (hereinafter with its successors called the "Company") pursuant to the Subscription Agreement of even date herewith (the "Purchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the
Purchase Agreement.

2.       Purchase Price; Number of Shares. This Warrant certifies that, for value received, the Holder of this Warrant is entitled upon surrender of this
Warrant with the subscription form annexed hereto as Appendix 1 duly executed, at the principal office of the Company, to purchase from the Company 1,000,000 fully paid and nonassessable shares of Common Stock of the Company (the "Common
Stock") at a price per share (the "Purchase Price") of $0.30, subject to adjustment pursuant to Sections 7 and 8 below.

3.       Payment of Purchase Price. The Purchase Price may be paid (i) in cash or by certified check or wire transfer, (ii) by the cancellation, surrender or forgiveness by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or
(iii) by any combination of the foregoing.

4.       Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Purchase Price.

5.       Exercise.

(a)      Expiration Date. Subject to Section 5 (b) below, Holder's rights under this Warrant expire at 5:00 p.m. Eastern Time on the second anniversary of the date of this Warrant (the "Expiration Date") and shall be void thereafter. At the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Subject to Section 5(b) below, the
Company may not call or redeem all or any portion of this Warrant without the prior written consent of the Holder.

(b)      Company's Call Option. Notwithstanding anything herein to the contrary, in the event the last sale price for the Company's Common Stock is in excess of
175% of the Exercise Price for a period of ten (10) consecutive trading days, and this Warrant and the Common Stock underlying this Warrant have been registered, the Company may, in its sole discretion, elect to change the
Expiration Date to 5:00 P.M., Eastern Time on the date fourteen (14) days after written notice thereof is given to the Holder at the address last shown on the records of the Company for the Holder or given by the Holder to the Company for the purpose of notice.

(c)      Delivery. To effect conversions hereunder, the Holder shall not be required to physically surrender this Warrant unless the aggregate shares represented by this Warrant are being exercised. Upon delivery of the Form of
Election to Purchase to the Company (with the attached Shares Exercise Log) at its address for notice set forth herein and upon payment of the Purchase Price multiplied by the number of shares of Common Stock that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three business days after the date of exercise) issue and deliver to the Holder, a certificate for the shares of Common Stock issuable upon such exercise, which, unless otherwise required by the Purchase Agreement, shall be free of restrictive legends. The Company shall, upon request of the Holder and subsequent to the date on which a registration statement covering the resale of the shares of Common Stock has been declared effective by the Securities and
Exchange Commission, deliver shares of Common Stock electronically through the
Depository Trust Corporation or another established clearing corporation performing similar functions, if available, provided, that, the Company may, but will not be required to change its transfer agent if its current transfer agent cannot deliver such shares electronically through the Depository Trust
Corporation.

(d)      Failure to Deliver. If by the third business day after a exercise of the warrant, the Company fails to deliver the required number of shares of
Common Stock in the manner required pursuant to Section 5(c), and if after such third business day and prior to the receipt of such shares, the Holder purchases
(in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the shares of Common Stock issuable upon exercise of the Warrant ("Warrant Share") which the Holder anticipated receiving upon such exercise (a "Buy In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price
(including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of
Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the closing bid price of the Common
Stock at the time of the obligation giving rise to such purchase obligation and
(2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy In.

(e)      Remedies. The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of
Warrant Shares. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

6.       Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock of the Company, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. If at any time between the date hereof and the
Expiration Date, the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company further covenants that such shares as may be issued pursuant to such exercise will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

7.       Stock Splits and Dividends. If after the date hereof the Company shall subdivide the Common Stock, by stock split or otherwise, or combine the Common
Stock, or issue additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares of Common Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

8.       Mergers and Reclassifications. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this Section 8, the term "Reorganization" shall include without limitation any reclassification, capital reorganization or change of the Common
Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 7 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization
(other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Common
Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company.

9.       No Voting or Dividend Rights. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company prior to the exercise of the Holder's rights to purchase shares of Common Stock as provided for herein. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

10.      Amendment. The terms of this Warrant may be amended, modified or waived only with the written  consent of the Holder.

11.      Notices, Etc. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) upon receipt if personally delivered, (ii) three (3) days after being mailed by registered or certified mail, postage prepaid, or (iii) one day after being sent by recognized overnight courier or by facsimile, if to Holder, at
1680 Michigan Avenue, Suite 1000, Miami Florida, or at such other address or number as Holder shall have furnished to Company in writing, or if to Company, at 6021-142nd Avenue North, Clearwater, FL 33760 or at such other address or number as Company shall have furnished to Holder in writing.

12.      Descriptive Headings and Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the conflicts of law provisions of the State of Florida.

13.      Successors and Assigns. Holder may not sell, transfer or otherwise dispose of the Securities except in accordance with the restrictions set out in the Purchase Agreement. The rights and obligations of Company and Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Dated July 1, 2003                    SKYWAY COMMUNICATIONS HOLDING CORP.

                                      Name:

                                      Title:

                          FORM OF ELECTION TO PURCHASE

                                                          Date: _____________
SKYWAY COMMUNICATIONS HOLDING CORP.
6021-142nd Avenue North
Clearwater, FL 33760

Ladies and Gentlemen:

The undersigned hereby elects:

         ____ to exercise the warrant issued to it by SKYWAY COMMUNICATIONS
         HOLDING CORP. (the "Company") and dated June 27, 2003 (the "Warrant")
         and to purchase ____________ shares of the Common Stock of the Company
         (the "Shares") purchasable thereunder at a purchase price of
         _______________ ($____) per Share (the "Purchase Price") pursuant to the terms of the Warrant and the undersigned delivers the Purchase
         Price herewith in full in cash or by certified check or wire transfer or as otherwise permitted pursuant to Section 3 of the Warrant.

         The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise  indicated below:

                                                       Very truly yours,

                                                        _______________________

                                                     Exercise Log

_______________________ _______________________   _______________________   _______________________

         Date          Number of Warrant Shares   Number of Warrant Shares  Number of Warrant Shares
                       Available to be Exercised        Exercised          Remaining to be Exercised
_______________________ _______________________   _______________________   _______________________

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE
SOLD, OFFERED FOR SALE OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN
ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR
AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS
IS AVAILABLE WITH RESPECT THERETO.

                               WARRANT TO PURCHASE
                            SHARES OF COMMON STOCK OF
                       SKYWAY COMMUNICATIONS HOLDING CORP.

                                                        Issue Date: July 1, 2003

Warrant No. CW-__                               1,000,000 Shares of Common Stock

1.       Issuance. This Warrant is issued to Michael D. Farkas (the "Holder"), by SKYWAY COMMUNICATIONS HOLDING CORP., a Florida corporation (hereinafter with its successors called the "Company") pursuant to the Subscription Agreement of even date herewith (the "Purchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the
Purchase Agreement.

2.       Purchase Price; Number of Shares. This Warrant certifies that, for value received, the Holder of this Warrant is entitled upon surrender of this
Warrant with the subscription form annexed hereto as Appendix 1 duly executed, at the principal office of the Company, to purchase from the Company 1,000,000 fully paid and nonassessable shares of Common Stock of the Company (the "Common
Stock") at a price per share (the "Purchase Price") of $1.00, subject to adjustment pursuant to Sections 7 and 8 below.

3.       Payment of Purchase Price. The Purchase Price may be paid (i) in cash or by certified check or wire transfer, (ii) by the cancellation, surrender or forgiveness by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or
(iii) by any combination of the foregoing.

4.       Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Purchase Price.

5.       Exercise.

(a)      Expiration Date. Subject to Section 5 (b) below, Holder's rights under this Warrant expire at 5:00 p.m. Eastern Time on the second anniversary of the date of this Warrant (the "Expiration Date") and shall be void thereafter. At the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Subject to Section 5(b) below, the
Company may not call or redeem all or any portion of this Warrant without the prior written consent of the Holder.

(b)      Company's Call Option. Notwithstanding anything herein to the contrary, in the event the last sale price for the Company's Common Stock is in excess of
175% of the Exercise Price for a period of ten (10) consecutive trading days, and this Warrant and the Common Stock underlying this Warrant have been registered, the Company may, in its sole discretion, elect to change the
Expiration Date to 5:00 P.M., Eastern Time on the date fourteen (14) days after written notice thereof is given to the Holder at the address last shown on the records of the Company for the Holder or given by the Holder to the Company for the purpose of notice.

(c)      Delivery. To effect conversions hereunder, the Holder shall not be required to physically surrender this Warrant unless the aggregate shares represented by this Warrant are being exercised. Upon delivery of the Form of
Election to Purchase to the Company (with the attached Shares Exercise Log) at its address for notice set forth herein and upon payment of the Purchase Price multiplied by the number of shares of Common Stock that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three business days after the date of exercise) issue and deliver to the Holder, a certificate for the shares of Common Stock issuable upon such exercise, which, unless otherwise required by the Purchase Agreement, shall be free of restrictive legends. The Company shall, upon request of the Holder and subsequent to the date on which a registration statement covering the resale of the shares of Common Stock has been declared effective by the Securities and
Exchange Commission, deliver shares of Common Stock electronically through the
Depository Trust Corporation or another established clearing corporation performing similar functions, if available, provided, that, the Company may, but will not be required to change its transfer agent if its current transfer agent cannot deliver such shares electronically through the Depository Trust
Corporation.

(d)      Failure to Deliver. If by the third business day after a exercise of the warrant, the Company fails to deliver the required number of shares of
Common Stock in the manner required pursuant to Section 5(c), and if after such third business day and prior to the receipt of such shares, the Holder purchases
(in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the shares of Common Stock issuable upon exercise of the Warrant ("Warrant Share") which the Holder anticipated receiving upon such exercise (a "Buy In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price
(including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of
Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the closing bid price of the Common
Stock at the time of the obligation giving rise to such purchase obligation and
(2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy In.

(e)      Remedies. The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of
Warrant Shares. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof. 6. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock of the Company, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. If at any time between the date hereof and the
Expiration Date, the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company further covenants that such shares as may be issued pursuant to such exercise will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof. 7. Stock Splits and Dividends. If after the date hereof the Company shall subdivide the Common Stock, by stock split or otherwise, or combine the Common Stock, or issue additional shares of Common
Stock in payment of a stock dividend on the Common Stock, the number of shares of Common Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination. 8.
Mergers and Reclassifications. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such
Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the
Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of
Common Stock which might have been purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this Section 8, the term "Reorganization" shall include without limitation any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in
Section 7 hereof), or any consolidation of the Company with, or merger of the
Company into, another corporation or other business organization (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company. 9. No Voting or Dividend
Rights. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company prior to the exercise of the Holder's rights to purchase shares of Common Stock as provided for herein. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. 10. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Holder. 11. Notices, Etc. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) upon receipt if personally delivered, (ii) three (3) days after being mailed by registered or certified mail, postage prepaid, or
(iii) one day after being sent by recognized overnight courier or by facsimile, if to Holder, at 1680 Michigan Avenue, Suite 1000, Miami Florida, or at such other address or number as Holder shall have furnished to Company in writing, or if to Company, at 6021-142nd Avenue North, Clearwater, FL 33760 or at such other address or number as Company shall have furnished to Holder in writing. 12.
Descriptive Headings and Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the conflicts of law provisions of the State of Florida. 13. Successors and Assigns.
Holder may not sell, transfer or otherwise dispose of the Securities except in accordance with the restrictions set out in the Purchase Agreement. The rights and obligations of Company and Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Dated July 1, 2003                 SKYWAY COMMUNICATIONS HOLDING CORP.

                                   Name:

                                   Title:

                          FORM OF ELECTION TO PURCHASE

                                                             Date: _____________
SKYWAY COMMUNICATIONS HOLDING CORP.
6021-142nd Avenue North
Clearwater, FL 33760

Ladies and Gentlemen:

The undersigned hereby elects:

         ____ to exercise the warrant issued to it by SKYWAY COMMUNICATIONS
         HOLDING CORP. (the "Company") and dated June 27, 2003 (the "Warrant")
         and to purchase ____________ shares of the Common Stock of the Company
         (the "Shares") purchasable thereunder at a purchase price of
         _______________ ($____) per Share (the "Purchase Price") pursuant to the terms of the Warrant and the undersigned delivers the Purchase
         Price herewith in full in cash or by certified check or wire transfer or as otherwise permitted pursuant to Section 3 of the Warrant.

         The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

                                                       Very truly yours,

                                                        __________________________

                                  Exercise Log

_______________________ _______________________   _______________________   _______________________

         Date          Number of Warrant Shares   Number of Warrant Shares  Number of Warrant Shares
                       Available to be Exercised        Exercised          Remaining to be Exercised
_______________________ _______________________   _______________________   _______________________

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE
SOLD, OFFERED FOR SALE OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN
ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR
AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS
IS AVAILABLE WITH RESPECT THERETO.

                               WARRANT TO PURCHASE
                            SHARES OF COMMON STOCK OF
                       SKYWAY COMMUNICATIONS HOLDING CORP.

                                                        Issue Date: July 1, 2003

Warrant No. CW-__                               1,000,000 Shares of Common Stock

1.       Issuance. This Warrant is issued to Michael D. Farkas (the "Holder"), by SKYWAY COMMUNICATIONS HOLDING CORP., a Florida corporation (hereinafter with its successors called the "Company") pursuant to the Subscription Agreement of even date herewith (the "Purchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the
Purchase Agreement.

2.       Purchase Price; Number of Shares. This Warrant certifies that, for value received, the Holder of this Warrant is entitled upon surrender of this
Warrant with the subscription form annexed hereto as Appendix 1 duly executed, at the principal office of the Company, to purchase from the Company 1,000,000 fully paid and nonassessable shares of Common Stock of the Company (the "Common
Stock") at a price per share (the "Purchase Price") of $1.10, subject to adjustment pursuant to Sections 7 and 8 below.

3.       Payment of Purchase Price. The Purchase Price may be paid (i) in cash or by certified check or wire transfer, (ii) by the cancellation, surrender or forgiveness by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or
(iii) by any combination of the foregoing.

4.       Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Purchase Price.

5.       Exercise.

(a)      Expiration Date. Subject to Section 5 (b) below, Holder's rights under this Warrant expire at 5:00 p.m. Eastern Time on the second anniversary of the date of this Warrant (the "Expiration Date") and shall be void thereafter. At the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Subject to Section 5(b) below, the
Company may not call or redeem all or any portion of this Warrant without the prior written consent of the Holder.

(b)      Company's Call Option. Notwithstanding anything herein to the contrary, in the event the last sale price for the Company's Common Stock is in excess of
175% of the Exercise Price for a period of ten (10) consecutive trading days, and this Warrant and the Common Stock underlying this Warrant have been registered, the Company may, in its sole discretion, elect to change the
Expiration Date to 5:00 P.M., Eastern Time on the date fourteen (14) days after written notice thereof is given to the Holder at the address last shown on the records of the Company for the Holder or given by the Holder to the Company for the purpose of notice.

(c)      Delivery. To effect conversions hereunder, the Holder shall not be required to physically surrender this Warrant unless the aggregate shares represented by this Warrant are being exercised. Upon delivery of the Form of
Election to Purchase to the Company (with the attached Shares Exercise Log) at its address for notice set forth herein and upon payment of the Purchase Price multiplied by the number of shares of Common Stock that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three business days after the date of exercise) issue and deliver to the Holder, a certificate for the shares of Common Stock issuable upon such exercise, which, unless otherwise required by the Purchase Agreement, shall be free of restrictive legends. The Company shall, upon request of the Holder and subsequent to the date on which a registration statement covering the resale of the shares of Common Stock has been declared effective by the Securities and
Exchange Commission, deliver shares of Common Stock electronically through the
Depository Trust Corporation or another established clearing corporation performing similar functions, if available, provided, that, the Company may, but will not be required to change its transfer agent if its current transfer agent cannot deliver such shares electronically through the Depository Trust
Corporation.

(d)      Failure to Deliver. If by the third business day after a exercise of the warrant, the Company fails to deliver the required number of shares of
Common Stock in the manner required pursuant to Section 5(c), and if after such third business day and prior to the receipt of such shares, the Holder purchases
(in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the shares of Common Stock issuable upon exercise of the Warrant ("Warrant Share") which the Holder anticipated receiving upon such exercise (a "Buy In"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price
(including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of
Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the closing bid price of the Common
Stock at the time of the obligation giving rise to such purchase obligation and
(2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy In.

(e)      Remedies. The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of
Warrant Shares. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

6.       Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock of the Company, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. If at any time between the date hereof and the
Expiration Date, the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company further covenants that such shares as may be issued pursuant to such exercise will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

7.       Stock Splits and Dividends. If after the date hereof the Company shall subdivide the Common Stock, by stock split or otherwise, or combine the Common
Stock, or issue additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares of Common Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

8.       Mergers and Reclassifications. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this Section 8, the term "Reorganization" shall include without limitation any reclassification, capital reorganization or change of the Common
Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 7 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization
(other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Common
Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company.

9.       No Voting or Dividend Rights. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company prior to the exercise of the Holder's rights to purchase shares of Common Stock as provided for herein. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

10.      Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Holder.

11.      Notices, Etc. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) upon receipt if personally delivered, (ii) three (3) days after being mailed by registered or certified mail, postage prepaid, or (iii) one day after being sent by recognized overnight courier or by facsimile, if to Holder, at
1680 Michigan Avenue, Suite 1000, Miami Florida, or at such other address or number as Holder shall have furnished to Company in writing, or if to Company, at 6021-142nd Avenue North, Clearwater, FL 33760 or at such other address or number as Company shall have furnished to Holder in writing.

12.      Descriptive Headings and Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the conflicts of law provisions of the State of Florida.

13.      Successors and Assigns. Holder may not sell, transfer or otherwise dispose of the Securities except in accordance with the restrictions set out in the Purchase Agreement. The rights and obligations of Company and Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Dated July 1, 2003                   SKYWAY COMMUNICATIONS HOLDING CORP.

                                     Name:

                                     Title:

                          FORM OF ELECTION TO PURCHASE

                                                             Date: _____________
SKYWAY COMMUNICATIONS HOLDING CORP.
6021-142nd Avenue North
Clearwater, FL 33760

Ladies and Gentlemen:

The undersigned hereby elects:

         ____ to exercise the warrant issued to it by SKYWAY COMMUNICATIONS
         HOLDING CORP. (the "Company") and dated June 27, 2003 (the "Warrant")
         and to purchase ____________ shares of the Common Stock of the Company
         (the "Shares") purchasable thereunder at a purchase price of
         ______________ ($____) per Share (the "Purchase Price") pursuant to the terms of the Warrant and the undersigned delivers the Purchase Price herewith in full in cash or by certified check or wire transfer or as otherwise permitted pursuant to Section 3 of the Warrant.

         The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise  indicated below:

                                                       Very truly yours,

                                                        _______________________

                                  Exercise Log

_______________________ _______________________   _______________________   _______________________

         Date          Number of Warrant Shares   Number of Warrant Shares  Number of Warrant Shares
                       Available to be Exercised        Exercised          Remaining to be Exercised
_______________________ _______________________   _______________________   _______________________